Exhibit 10.10

SALE OF ASSETS AGREEMENT

THIS AGREEMENT (THE “Agreement”) dated this First day of July, 2011

BETWEEN:

Name(s.)	Auscrete Corporation an Oregon Corporation (”Auscrete OR”)
Address	PO Box 847, 504 E. First Street Rufus OR. 97050
Telephone, Fax etc.	541 739 8200 Fax 541 739 8200
OF THE FIRST PART
-AND-
Name(s.)	John Sprovieri (”Sprovieri”)
Address	PO Box 813, 504 E. First Street Rufus OR. 97050
Telephone, Fax etc.	541 739 8200 Fax 541 739 8200
OF THE SECOND PART
-AND-

Name(s.)	Auscrete Corporation a Wyoming Corporation (“Auscrete WY
Address	PO Box 847, 504 E. First Street Rufus OR. 97050
Telephone, Fax etc.	541 739 8200 Fax 541 739 8200
OF THE THIRD PART

WHEREAS:

Auscrete OR and Sprovieri are the owners of Manufacturing Equipment, Technology and Know How (“Assets”) that comprises the total manufacturing capability for the production of ACC Cellular Concrete panels that form the structure of affordable, energy efficient housing and other structures.

Auscrete WY is desirous of securing a manufacturing facility for the production of affordable, energy efficient housing and other structures and wishes to obtain the Assets from Auscrete OR and Sprovieri for this purpose.  In addition, Auscrete WY will execute a Public Offering for a minimum of $750,000 and a maximum of $937,500 to enable the commencement of their business operations.

Auscrete OR and Sprovieri are desirous of transferring the Assets to Auscrete WY under the terms of this Agreement so Auscrete WY can commence manufacture of affordable, energy efficient housing and other structures.

NOW:

IN CONSIDERATION OF THE COVENANTS and agreements, contained in this Agreement, the parties agree as follows:

1.           Acquisition of Assets.  Auscrete WY agrees to acquire from Auscrete OR, the Assets (as defined in Schedule “A” hereto), that constitutes the total Manufacturing Equipment, Technology and Know How possessed by Auscrete OR and Sprovieri.

2.           Asset Transfer.  Auscrete OR and Sprovieri irrevocably agree to transfer the Assets via a Bill of Sale to Auscrete WY upon satisfactory completion of the Auscrete WY minimum offering of $750,000 and satisfactory payment settlement of the value of the Assets.

3.           Value of Assets.  All parties to this Agreement agree that the value of the Assets be $750,000. (Seven Hundred Fifty Thousand Dollars).

4.           Payment.  In payment for the purchase of the Assets by Auscrete WY, Auscrete OR and Sprovieri agree to accept 2,500,000 ordinary shares in Auscrete WY as full payment of the purchase, the value of the shares is determined by the Auscrete WY Public Offering at $0.30 per share.

5.           Amendments and Modifications.   This Agreement may only be amended or modified by written agreement signed by both parties.

6.           Entire Agreement.   This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

7.           Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration in accordance with the laws of the State of Oregon in the USA, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.
              In witness whereof the parties have signed this Agreement.

Executed this 1st day of July, 2011	Executed this 1st day of July, 2011

For	For
AUSCRETE CORPORATION OR	AUSCRETE CORPORATION WY.

/s/ John Sprovieri Date 07/01/2011	/s/Clifford Jett Date 07/01/2011
By:	By:
John Sprovieri	Clifford Jett

Executed this 1st day of July, 2011

For
John SPROVIERI.

/s/John Sprovieri Date 07/01/2011
By:
John Sprovieri

Schedule “A”

“ASSETS”

Purchased Equipment (rounded down)
		Value Total

Concrete Batch Plant with 35 ton cap. silo	$16,500
9,000 sq. ft. Building New (not erected)	$89,000
15,000# Forklift	$20,000
6,000# Forklift	$8,000
Tractor / Front End Loader	$5,000
3 Volvo Semi-Tractors	$44,000
20’ Trailer	$3,500
Work Vehicles (Pickup, vans etc.)	$7,400
Shop Equipment & Tools	$14,000
Office Equip. Software & Drafting Equipment	$29,500	$ 236,900

Manufactured Specialized Equipment	Materials
	& Labor

Modify Batch Plant for ACC production	$14,600
Foam Producing Machines	$53,300
2 Hydraulically Operated Molding Tables	$14,000
4 Regular 20’ Molding Tables	$13,800
1 Mobile Concrete Transporter	$6,400
Thermal Testing Hot Box	$55,800
2 Crane Attachments	$7,200
Concrete Panel Storage Racks	$10,600
Sand Bunker	$2,300
Mold Boards, Manual & Magnetic Clamps, Brackets	$75,000	$ 253,000

Technology
Value of Team Labor and consumables used over 8 years in the development and testing of surfactants, foam producing machines, concrete strength and stress testing, construction of prototype buildings (un-recovered portion), design and engineering of buildings and equipment and general associated costs.
$ 450,000

Consumables
Cement, Sand, Rebar, and Surfactant at typical level.	$ 38,000
Other Inventory	$ 11,500

Total Value of Assets at Cost	$ 989,400

Agreed Value for purpose of this Agreement	$ 750,000